Exhibit 1

JOINT FILING AGREEMENT OF SCHEDULE 13D AND FORM 3

The undersigned hereby agree to jointly prepare and file with regulatory authorities all Schedules 13D, Forms 3 and any future amendments thereto reporting each of the undersigned’s ownership of securities of Colony Starwood Homes, a Maryland real estate investment trust, and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 and that any such Form 3 is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Section 16(a) of the Securities Exchange Act of 1934. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: October 11, 2016	THOMAS J. BARRACK, JR.

By: /s/ Thomas J. Barrack, Jr.

Date: October 11, 2016	COLONY AMERICAN HOMES HOLDINGS I, L.P., a Delaware limited partnership

By: ColonyGP American Homes, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLONY AMERICAN HOMES HOLDINGS II, L.P., a Cayman Islands exempted limited partnership

By: ColonyGP American Homes, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLONY AMERICAN HOMES HOLDINGS III, L.P., a Delaware limited partnership

By: ColonyGP American Homes, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLONY AMERICAN HOMES HOLDINGS IV, L.P., a Cayman Islands exempted limited partnership

By: ColonyGP American Homes, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLONY DISTRESSED CREDIT FUND II, L.P., a Delaware limited partnership

By: Colony Capital Credit II, L.P., its general partner

By: ColonyGP Credit II, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	SERIES X HOLDCO, LLC, a Delaware limited liability company

By: Manager Holdco LLC, its managing member

By: Colony AH Member, LLC, its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	MANAGER HOLDCO, LLC, a Delaware limited liability company

By: Colony AH Member, LLC, its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLCO STRATEGIC PARTNERS, L.P., a Cayman Islands exempted limited partnership

By: ColCoGP Strategic Partners, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLONY CAPITAL CAH, L.P., a Delaware limited partnership

By: ColonyGP CAH, LLC, its general partner

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	COLONY AH MEMBER, LLC, a Delaware limited liability company

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President

Date: October 11, 2016	CCCAH MANAGEMENT PARTNERS, LLC, a Delaware limited liability company

By: Manager Holdco, its managing member
By: Colony AH Member, its managing member

By: /s/ Mark M. Hedstrom
Name: Mark M. Hedstrom
Title: Vice President